Exhibit 10.6

EXECUTION VERSION

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”), dated as of May 4, 2015, is made by and among the grantors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by executing the form of Joinder attached hereto as Exhibit D (collectively, jointly and severally, the “Grantors” and each, individually, a “Grantor”) in favor of Iroquois Master Fund, L.P., in its capacity as collateral agent (in such capacity the “Collateral Agent”) for the Secured Parties (as defined below).

RECITALS

WHEREAS, pursuant to that certain (i) Indenture, dated as of May 4, 2015, by and between Vringo, Inc. (the “Company”) and Computershare Trust Company, N.A. (the “Trustee”), as may be amended or supplemented from time to time, including without limitation, by any Supplemental Indenture (as defined in the Securities Purchase Agreement) (the “Indenture”) and (ii) Securities Purchase Agreement, dated as of May 4, 2015 (as may be amended, restated, supplemented, or otherwise modified from time to time, including all schedules thereto, collectively, the “Securities Purchase Agreement”), by and among the Company and the Secured Parties the Company has agreed to sell, and the Secured Parties have each agreed to purchase, severally and not jointly, certain Notes and Warrants;

WHEREAS, the Grantors from time to time (other than the Company) (collectively, the “Guarantors”) may execute and deliver one or more Guaranties for the benefit of the Secured Parties;

WHEREAS, each Grantor other than the Company is a direct or indirect wholly-owned Subsidiary of Company and will receive direct and substantial benefits from the purchase by the Secured Parties of the Notes and Warrants; and

WHEREAS, in order to induce the Secured Parties to purchase, severally and not jointly, the Notes and Warrants as provided for in the Indenture and the Securities Purchase Agreement, respectively, Grantors have agreed to grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of the Secured Obligations.

AGREEMENTS

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.          Defined Terms. All capitalized terms used herein (including in the preamble and recitals hereof) without definition which are defined in the Indenture, the Notes or the Securities Purchase Agreement shall have the meanings ascribed therein. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Indenture, the Notes or the Securities Purchase Agreement; provided, however, if the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern.

2.          In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(a)          “Account” means an account (as that term is defined in the Code).

(b)          “Account Debtor” means an account debtor (as that term is defined in the Code).

(c)          “Bankruptcy Code” means title 11 of the United States Code, as in effect from time to time.

(d)          “Books” means books and records (including, without limitation, each Grantor’s Records) indicating, summarizing, or evidencing each Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to its business operations (including, without limitation, stock ledgers) or financial condition, and each Grantor’s goods or General Intangibles related to such information.

(e)          “Chattel Paper” means chattel paper (as that term is defined in the Code) and includes tangible chattel paper and electronic chattel paper.

(f)          “Code” means the New York Uniform Commercial Code, as in effect from time to time; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to any Secured Party’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

(g)          “Collateral” has the meaning specified therefor in Section 3.

(h)          “Collateral Agency Agreement” means the Collateral Agency Agreement, dated as of the date hereof, by and among the Secured Parties , the Company and the Collateral Agent.

(i)           “Commercial Tort Claims” means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on Schedule 1 attached hereto.

(j)          “Control Agreement” means a control agreement, in form and substance satisfactory to the Collateral Agent, executed and delivered by a Grantor, the Collateral Agent, and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account), as may be amended, restated, supplemented, or otherwise modified from time to time.

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(k)          “Copyrights” means all copyrights and copyright registrations, and also includes (i) the copyright registrations and recordings thereof and all applications in connection therewith listed on Schedule 2 attached hereto and made a part hereof, (ii) all reissues, continuations, extensions or renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, (v) the goodwill of each Grantor’s business symbolized by the foregoing or connected therewith, and (vi) all of each Grantor’s rights corresponding thereto throughout the world.

(l)          “Copyright Security Agreement” means each Copyright Security Agreement among Grantors, or any of them in favor of the Collateral Agent, in substantially the form of Exhibit A attached hereto, pursuant to which Grantors have granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all their respective Copyrights, as may be amended, restated, supplemented, or otherwise modified from time to time.

(m)         “Deposit Account” means a deposit account (as that term is defined in the Code).

(n)          “Equipment” means all equipment (as that term is defined in the Code) in all of its forms of the applicable Grantor, wherever located, and including, without limitation, all machinery, apparatus, installation facilities and other tangible personal property, and all parts thereof and all accessions, additions, attachments, improvements, substitutions, replacements and proceeds thereto and therefor.

(o)          “Event of Default” has the meaning specified therefor in the Notes.

(p)          “Foreign Currency Controlled Accounts” means any account of the Company or its Subsidiaries holding non-USD deposits.

(q)           “General Intangibles” means general intangibles (as that term is defined in the Code) and, in any event, includes payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark, Patent, or Copyright), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

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(r)          “Governmental Authority” means any domestic or foreign federal, state, local, or other governmental or administrative body, instrumentality, board, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

(s)          “Guaranty” means any guaranty or similar agreement now or hereafter executed by a Guarantor in favor of any or all of the Secured Parties in connection with the Notes or any of the other Transaction Documents, as may be amended, restated, supplemented, or otherwise modified from time to time, and all of the foregoing are collectively referred to herein as the “Guaranties.”

(t)          “Guarantor” means each Grantor, other than the Company, and each other Person that now or hereafter executes a Guaranty.

(u)          “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law or any equivalent laws in any other jurisdiction, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

(v)          “Intellectual Property” means Patents, Copyrights, Trademarks, the goodwill associated with such Trademarks, trade secrets and customer lists, and Intellectual Property Licenses.

(w)          “Intellectual Property Licenses” means rights under or interests in any patent, trademark, copyright or other intellectual property, including software license agreements with any other party, whether the applicable Grantor is a licensee or licensor under any such license agreement, including the license agreements listed on Schedule 3 attached hereto and made a part hereof, as may be amended, restated, supplemented, or otherwise modified from time to time.

(x)          “Inventory” means all inventory (as that term is defined in the Code) in all of its forms of the applicable Grantor, wherever located, including, without limitation, (i) all goods in which the applicable Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which the applicable Grantor has an interest or right as consignee), and (ii) all goods which are returned to or repossessed by the applicable Grantor, and all accessions thereto, products thereof and documents therefor.

(y)          “Investment Related Property” means (i) investment property (as that term is defined in the Code), and (ii) all of the following (regardless of whether classified as investment property under the Code): all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

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(z)          "Joinder" means each Joinder to this Agreement executed and delivered by Collateral Agent and each of the other parties listed on the signature pages thereto, in substantially the form of Exhibit D.

(aa)         “Lien” has the meaning specified therefor in the Notes.

(bb)         “Negotiable Collateral” means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts, and documents.

(cc)         “Notes” has the meaning specified therefor in the Securities Purchase Agreement.

(dd)         “Patents” means all patents and patent applications, and also includes (i) the patents and patent applications listed on Schedule 4 attached hereto and made a part hereof, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

(ee)         “Patent Security Agreement” means each Patent Security Agreement among Grantors in favor of the Collateral Agent, in substantially the form of Exhibit B attached hereto, pursuant to which Grantors have granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all their respective Patents, as may be amended, restated, supplemented, or otherwise modified from time to time.

(ff)          “Permitted Liens” has the meaning specified therefor in the Notes.

(gg)         “Person” has the meaning specified therefor in the Securities Purchase Agreement.

(hh)         “Pledged Companies” means, each Person listed on Schedule 5 hereto as a “Pledged Company,” together with each other Person all or a portion of whose Stock is acquired or otherwise owned by a Grantor after the date hereof.

(ii)            “Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Stock now or hereafter owned by such Grantor, regardless of class or designation, including all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Stock, the right to receive any certificates representing any of the Stock, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof, and the right to receive dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

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(jj)           “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies, as may be amended, restated, supplemented, or otherwise modified from time to time.

(kk)          “Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships, as may be amended, restated, supplemented, or otherwise modified from time to time.

(ll)           “Proceeds” has the meaning specified therefor in Section 3.

(mm)       “Real Property” means any estates or interests in real property now owned or hereafter acquired by any Grantor and the improvements thereto.

(nn)         “Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(oo)         “Secured Obligations” mean all of the present and future payment and performance obligations of Grantors arising under this Agreement, the Notes, the Guaranties, and the other Transaction Documents, including, without duplication, reasonable attorneys’ fees and expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding.

(pp)         “Secured Parties” mean collectively, the Collateral Agent and each of the “buyers” identified on the schedule of Buyers attached to the Securities Purchase Agreement and each of their respective successors and assigns.

(qq)         “Securities Account” means a securities account (as that term is defined in the Code).

(rr)           “Security Documents” means, collectively, this Agreement, each Copyright Security Agreement, each Patent Security Agreement, each Trademark Security Agreement, each Control Agreement, and each other security agreement, pledge agreement, assignment, mortgage, security deed, deed of trust, and other agreement or document executed and delivered by a Grantor as security for any of the Secured Obligations, as may be amended, restated, supplemented, or otherwise modified from time to time.

(ss)         “Security Interest” and “Security Interests” have the meanings specified therefor in Section 3.

(tt)          “Stock” means all shares, options, warrants, interests (including, without limitation, membership and partnership interests), participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the United States Securities and Exchange Commission and any successor thereto under the Securities Exchange Act of 1934, as in effect from time to time).

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(uu)         “Subsidiaries” and “Subsidiary” each have the meanings specified therefor in the Notes.

(vv)         “Supporting Obligations” means supporting obligations (as such term is defined in the Code).

(ww)        “Trademarks” means all trademarks, trade names, trademark applications, service marks, service mark applications, and also includes (i) the trade names, trademarks, trademark applications, service marks, and service mark applications listed on Schedule 6 attached hereto and made a part hereof, and (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, (v) the goodwill of each Grantor’s business symbolized by the foregoing or connected therewith, and (vi) all of each Grantor’s rights corresponding thereto throughout the world.

(xx)          “Trademark Security Agreement” means each Trademark Security Agreement among Grantors in favor of the Collateral Agent in substantially the form of Exhibit C attached hereto, pursuant to which Grantors have granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all their respective Trademarks.

(yy)         “Transaction Documents” has the meaning specified therefor in the Securities Purchase Agreement.

(zz)          “URL” means “uniform resource locator,” an internet web address.

(aaa)        “Warrants” has the meaning specified therefor in the Securities Purchase Agreement.

3.          Grant of Security. Each Grantor hereby unconditionally grants, assigns, and pledges to the Collateral Agent, for the benefit of the Secured Parties, a separate, continuing security interest (each, a “Security Interest” and, collectively, the “Security Interests”) in substantially all of the assets of such Grantor in the United States (excluding Real Property) whether now owned or hereafter acquired or arising and wherever located (collectively, the “Collateral”), including, without limitation, such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located in the United States:

(a)             all of such Grantor’s Accounts;

(b)            all of such Grantor’s Books;

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(c)            all of such Grantor’s Chattel Paper;

(d)            all of such Grantor’s Deposit Accounts;

(e)            all of such Grantor’s Equipment and fixtures;

(f)            all of such Grantor’s General Intangibles;

(g)            all of such Grantor’s Inventory;

(h)            all of such Grantor’s Investment Related Property;

(i)             all of such Grantor’s Negotiable Collateral;

(j)             all of such Grantor’s rights in respect of Supporting Obligations;

(k)            all of such Grantor’s Commercial Tort Claims;

(l)             all of such Grantor’s money, cash, cash equivalents, or other assets of each such Grantor that now or hereafter come into the possession, custody, or control of any Secured Party;

(m)           all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General Intangibles, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or any Secured Party from time to time with respect to any of the Investment Related Property.

Notwithstanding anything herein to the contrary, the term “Collateral” shall not include, any Subsidiary of such Grantor organized under the laws of a jurisdiction other than the United States, any of the states thereof or the District of Columbia (a “Foreign Subsidiary”).

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4.          Security for Obligations. This Agreement and the Security Interests created hereby secure the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Secured Parties, or any of them, but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

5.          Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Parties, or any of them, of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) no Secured Party shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement or any other Transaction Document, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and the other Transaction Documents. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, and dividend rights, shall remain in the applicable Grantor until the occurrence of an Event of Default and until the Collateral Agent shall notify the applicable Grantor of Collateral Agent’s exercise of voting, consensual, or dividend rights with respect to the Pledged Interests pursuant to Section 16 hereof.

6.          Representations and Warranties. Each Grantor hereby represents and warrants as follows:

(a)          The exact legal name of each of the Grantors is set forth on the signature pages of this Agreement.

(b)          Schedule 7 attached hereto sets forth (i) all Real Property owned or leased by Grantors, together with all other locations of Collateral, as of the date hereof, and (ii) the chief executive office of each Grantor as of the date hereof.

(c)          As of the date hereof, no Grantor has any interest in, or title to, any Copyrights, Intellectual Property Licenses, Patents, or Trademarks except as set forth on Schedules 2, 3, 4 and 6, respectively, attached hereto. This Agreement is effective to create a valid and continuing Lien on such Copyrights, Intellectual Property Licenses, Patents and Trademarks and, upon filing of the Copyright Security Agreement with the United States Copyright Office and filing of the Patent Security Agreement and the Trademark Security Agreement with the United States Patent and Trademark Office, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 8 hereto, all action necessary or desirable to protect and perfect the Security Interests in and to each Grantor’s Patents, Trademarks, or Copyrights has been taken and such perfected Security Interests are enforceable as such as against any and all creditors of and purchasers from any Grantor. No Grantor has any interest in any material Copyright that is necessary in connection with the operation of such Grantor’s business, except for those Copyrights identified on Schedule 2 attached hereto which have been registered with the United States Copyright Office.

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(d)          This Agreement creates a valid security interest in all of the Collateral of each Grantor, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and Collateral Agent, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 8 attached hereto. Upon the making of such filings, Collateral Agent shall each have a first priority perfected security interest in all of the Collateral of each Grantor to the extent such security interest can be perfected by the filing of a financing statement. All action by any Grantor necessary to protect and perfect such security interest on each item of Collateral has been duly taken or will be duly taken pursuant to the terms hereunder.

(e)          (i) Except for the Security Interests created hereby, such Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests indicated on Schedule 5 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the date hereof; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and non-assessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Stock of the Pledged Companies of such Grantor identified on Schedule 5 hereto; (iii) such Grantor has the right and requisite authority to pledge all Investment Related Property pledged by such Grantor to the Collateral Agent as provided herein; (iv) all actions necessary or desirable to perfect, establish the first priority of, or otherwise protect, Collateral Agent’s Liens in the Investment Related Property pledged hereunder, and the proceeds thereof, have been or will be duly taken, (A) upon the execution and delivery of this Agreement; (B) if requested by the Collateral Agent, upon the taking of possession by Collateral Agent of any certificates constituting the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers endorsed in blank by the applicable Grantor; and (C) upon the filing of financing statements in the applicable jurisdiction set forth on Schedule 8 attached hereto for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (iv) if requested by the Collateral Agent, each Grantor has delivered to and deposited with the Collateral Agent (or, with respect to any Pledged Interests created or obtained after the date hereof, will deliver and deposit in accordance with Sections 7(a) and 9 hereof) all certificates representing the Pledged Interests now or hereafter owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject.

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(f)          Notwithstanding the foregoing and anything in this Agreement to the contrary, the Pledged Interests shall not include Stock and any other securities of a Subsidiary to the extent that the pledge of such Stock or other securities results in the Grantor being required to file separate financial statements of such Subsidiary with the SEC (or any other governmental agency), but only to the extent necessary to not be subject to such requirement and only for so long as such requirement is in existence. In addition, in the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the SEC to require (or is replaced with another rule or regulation or another law, rule or regulation is adopted which would require) the filing with the SEC (or another governmental agency) of separate financial statements of any Subsidiary due to the fact that the Subsidiary’s Stock or other securities secure any Secured Obligations, then the Stock or other securities of such Subsidiary will automatically be deemed to be excluded from the Collateral, but only to the extent necessary to not be subject to such requirement and only for so long as is required to not be subject to such requirement. In such event, this Agreement may be amended or modified, without the consent of any Secured Party, to the extent necessary to release the security interests in the Pledged Interests or other securities that are so deemed to be excluded from the Collateral. In the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the SEC to permit (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted which would permit) such Subsidiary’s Stock or other securities to secure the Secured Obligations in excess of the amount then pledged without the filing with the SEC (or any other governmental agency) of separate financial statements of such Subsidiary, then the Stock or other securities of such Subsidiary will automatically be deemed to no longer be excluded from the Collateral, but only to the extent necessary to not be subject to any such financial statement requirement.

(g)          No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by the Collateral Agent of the voting or other rights provided in this Agreement with respect to Investment Related Property pledged hereunder or the remedies in respect of the Collateral pursuant to this Agreement, except (A) as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally and (B) for any consent that may be required for the assignment of any Intellectual Property License that expressly provides that such Intellectual Property License is not assignable (or is not assignable without the consent of the other party to such Intellectual Property License).

(h)          Schedule 9 contains a complete and accurate list of all of each Grantor’s Deposit Accounts and Securities Accounts, including, without limitation, with respect to each bank or securities intermediary (a) the name and address of such Person and (b) the account numbers of such accounts maintained with such Person.

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Notwithstanding anything contained in this Agreement to the contrary, the disclosures set forth on the Schedules referenced in Section 6 above shall be limited to assets located in the United States.

7.          Covenants. Each Grantor, jointly and severally, covenants and agrees with the Collateral Agent that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 24 hereof (but only to the extent the particular assets described in this Section 7 constitute Collateral hereunder):

(a)          Possession of Collateral. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, in each case valued in an amount in excess of $50,000, and if and to the extent that perfection or priority of the Collateral Agent’s Security Interests is dependent on or enhanced by possession, the applicable Grantor, immediately upon the request of the Collateral Agent, shall execute such other documents and instruments as shall be requested by the Collateral Agent or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to the Collateral Agent, together with such undated powers endorsed in blank as shall be requested by the Collateral Agent.

(b)          Chattel Paper.

 (i)          Upon the request of the Collateral Agent, each Grantor shall take all steps reasonably necessary to grant the Collateral Agent control of all Chattel Paper in excess of $50,000 in accordance with the and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Purchase Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction; and

 (ii)         If any Grantor retains possession of any Chattel Paper or instruments in excess of $50,000 in each case (which retention of possession shall be subject to the extent permitted hereby and by the Securities Purchase Agreement), promptly upon the request of the Collateral Agent, such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interests of Iroquois Master Fund, L.P. as Collateral Agent.”

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(c)          Control Agreements. Upon the request of the Collateral Agent, (A) each Grantor shall cause each bank and other financial institution with an account referred to in Schedule 9 hereto (each such account, a “Controlled Account”) other than any Foreign Currency Controlled Accounts, to execute and deliver to the Collateral Agent a Control Agreement, in form and substance satisfactory to the Collateral Agent, duly executed by each Grantor and such bank or financial institution, or enter into other arrangements in form and substance satisfactory to the Collateral Agent, pursuant to which such institution shall irrevocably agree, inter alia, subject to Section 14(t) of each Note, with respect to each Deposit Account, that (i) it will comply at any time with the instructions originated by the Collateral Agent to such bank or financial institution directing the disposition of cash, securities, Investment Related Property and other items from time to time credited to such account, without further consent of each Grantor, (ii) all securities, Investment Related Property and other items of each Grantor deposited with such institution shall be subject to a perfected, first priority security interest in favor of the Collateral Agent, (iii) any right of set off (other than recoupment of standard fees), banker’s Lien or other similar Lien, security interest or encumbrance shall be fully waived as against the Collateral Agent, and (iv) upon receipt of written notice from the Collateral Agent during the continuance of an Event of Default, such bank or financial institution shall immediately send to the Collateral Agent by wire transfer (to such account as the Collateral Agent shall specify, or in such other manner as the Collateral Agent shall direct) all such cash, the value of any securities, Investment Related Property and other items held by it. Without the prior written consent of the Collateral Agent, no Grantor shall create or maintain any Deposit Account or Securities Account except for the accounts set forth in Schedule 9 hereto.

(d)          Letter-of-Credit Rights. Each Grantor that is or becomes the beneficiary of a letter of credit shall promptly (and in any event within 2 Business Days after becoming a beneficiary) notify the Collateral Agent thereof and, upon the request by the Collateral Agent, enter into a multi-party agreement with the Collateral Agent and the issuing or confirming bank with respect to letter-of-credit rights assigning such letter-of-credit rights to the Collateral Agent and directing all payments thereunder to the Collateral Agent, all in form and substance satisfactory to the Collateral Agent.

(e)          Commercial Tort Claims. Each Grantor shall promptly (and in any event within two (2) Business Days of receipt thereof) notify the Collateral Agent in writing upon incurring or otherwise obtaining a Commercial Tort Claim after the date hereof and, upon request of the Collateral Agent, promptly amend Schedule 1 to this Agreement to describe such after-acquired Commercial Tort Claim in a manner that reasonably identifies such Commercial Tort Claim, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things deemed necessary or desirable by the Collateral Agent to give the Collateral Agent, for the benefit of the Secured Parties, a first priority, perfected security interest in any such Commercial Tort Claim.

(f)          Government Contracts. If any Account or Chattel Paper arises out of a contract or contracts with the United States of America, or any department, agency, or instrumentality thereof, Grantors shall promptly (and in any event within 2 Business Days of the creation thereof) notify the Collateral Agent thereof in writing and execute any instruments or take any steps reasonably required by the Collateral Agent in order that all moneys due or to become due under such contract or contracts shall be assigned to the Collateral Agent, and shall provide written notice thereof and take all other appropriate actions under the Assignment of Claims Act or other applicable law to provide the Collateral Agent a first-priority perfected security interest in such contract.

(g)          Intellectual Property.

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(i)          In order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office or any other applicable Governmental Authority, each Grantor shall execute and deliver to the Collateral Agent one or more Copyright Security Agreements, Trademark Security Agreements, or Patent Security Agreements to further evidence the Collateral Agent’s Liens on such Grantor’s Copyrights, Trademarks or Patents.

(ii)         Each Grantor shall have the duty (A) to promptly sue for infringement, misappropriation, or dilution with respect to its rights in Intellectual Property to the extent such Intellectual Property is material (as determined by such Grantor) to the business of such Grantor, and to recover any and all damages for such infringement, misappropriation, or dilution, (B) to prosecute diligently any material (as determined by such Grantor) trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is material (as determined by such Grantor) to the business of such Grantor that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, and (D) to take all reasonable and necessary action to preserve and maintain all of each Grantor’s material Trademarks, Patents, Copyrights, Intellectual Property Licenses, necessary to such Grantor’s business and its rights therein, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings. Each Grantor shall promptly file an application with the United States Copyright Office for any Copyright that is material to the business of such Grantor and that has not been registered with the United States Copyright Office. Each Grantor shall promptly file an application with the United States Patent and Trademark Office for any Patent or Trademark that is material to the business of such Grantor and that has not been registered with the United States Patent and Trademark Office. Any expenses incurred in connection with the foregoing shall be borne by Grantors. Each Grantor further agrees not to abandon any Trademark, Patent, Copyright, or Intellectual Property License that is material to the business of such Grantor.

(iii)        Grantors acknowledge and agree that the Collateral Agent shall have no duties with respect to the Trademarks, Patents, Copyrights, or Intellectual Property Licenses. Without limiting the generality of this Section 7(g), Grantors acknowledge and agree that the Collateral Agent shall not be under any obligation to take any steps necessary to preserve rights in the Trademarks, Patents, Copyrights, or Intellectual Property Licenses against any other Person, but the Collateral Agent may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including fees and expenses of attorneys and other professionals) shall be for the sole account of the Grantors and shall be deemed to be Secured Obligations.

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(h)          Investment Related Property.

 (i)          If any Grantor shall receive or become entitled to receive any Pledged Interests after the date hereof, it shall promptly (and in any event within 2 Business Days of receipt thereof) identify such Pledged Interests in a written notice to the Collateral Agent;

(ii)         Grantors shall notify the Collateral Agent of all sums of money and property paid or distributed in respect of the Investment Related Property pledged hereunder which are received by any Grantor, and if so requested by the Collateral Agent, shall be held by the Grantors in trust for the benefit of the Collateral Agent;

(iii)        Upon request of the Collateral Agent, each Grantor shall promptly deliver to the Collateral Agent a copy of each notice or other communication received by it in respect of any Pledged Interests;

(iv)        No Grantor shall make or consent to any material amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests;

(v)         Each Grantor agrees that it will cooperate with the Collateral Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law in connection with the Security Interests on the Investment Related Property pledged hereunder or any sale or transfer thereof; and

(vi)        As to all limited liability company or partnership interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents, warrants and covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Grantor in a securities account. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

(i)          Transfers and Other Liens. Grantors shall not (i) sell, lease, license, assign (by operation of law or otherwise), transfer or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as expressly permitted by this Agreement and the other Transaction Documents, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any of Grantors, except for Permitted Liens. The inclusion of Proceeds in the Collateral shall not be deemed to constitute consent by the Collateral Agent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Transaction Documents. Notwithstanding anything contained in this Agreement to the contrary, Permitted Liens shall not be permitted with respect to any Pledged Interests.

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(j)          Preservation of Existence.  Each Grantor shall maintain and preserve its existence, rights and privileges, and become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

(k)          Maintenance of Properties. Each Grantor shall maintain and preserve all of its properties which are necessary in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the material provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

(l)          Maintenance of Insurance. Each Grantor shall maintain insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, property, hazard, rent and business interruption insurance) with respect to all of its assets and properties (including, without limitation, all real properties leased or owned by it and any and all Inventory and Equipment) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated, in each case, acceptable to the Collateral Agent.

(m)          Other Actions as to Any and All Collateral. Each Grantor shall promptly (and in any event within ten (10) Business Days of acquiring or obtaining such Collateral) notify the Collateral Agent in writing upon (i) acquiring or otherwise obtaining any Collateral after the date hereof consisting of Trademarks, Patents, registered Copyrights, Intellectual Property Licenses, Investment Related Property, Chattel Paper (electronic, tangible or otherwise), promissory notes (as defined in the Code, or instruments (as defined in the Code) or (ii) any amount payable under or in connection with any of the Collateral being or becoming evidenced after the date hereof by any Chattel Paper, promissory notes, or instruments and, in each such case upon the request of the Collateral Agent, promptly execute such other documents, or if applicable, deliver such Chattel Paper (if such Chattel Paper holds a value in excess of $50,000), other documents or certificates evidencing any Investment Related Property and do such other acts or things deemed necessary or desirable by the Collateral Agent to protect the Collateral Agent’s Security Interests therein.

8.          Relation to Other Transaction Documents. The provisions of this Agreement shall be read and construed with the Transaction Documents referred to below in the manner so indicated.

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(a)          Indenture, Securities Purchase Agreement and Notes. In the event of any conflict between any provision in this Agreement and any provision in the Indenture, Securities Purchase Agreement or Notes, such provision of the Indenture, Securities Purchase Agreement or Notes shall control, except to the extent the applicable provision in this Agreement is more restrictive with respect to the rights of Grantors or imposes more burdensome or additional obligations on Grantors, in which event the applicable provision in this Agreement shall control.

(b)          Patent, Trademark, Copyright Security Agreements. The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements or the Patent Security Agreements shall limit any of the rights or remedies of the Collateral Agent hereunder.

9.          Further Assurances.

(a)          Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Collateral Agent may reasonably request, in order to perfect and protect the Security Interests granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b)          Each Grantor authorizes the filing by the Collateral Agent of financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to the Collateral Agent such other instruments or notices, as may be necessary or as the Collateral Agent may reasonably request, in order to perfect and preserve the Security Interests granted or purported to be granted hereby.

(c)          Each Grantor authorizes the Collateral Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each Grantor also hereby ratifies any and all financing statements or amendments previously filed by the Collateral Agent in any jurisdiction.

(d)          Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of the Collateral Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code.

(e)          Each Grantor shall permit the Collateral Agent or its employees, accountants, attorneys or agents, to examine and inspect any Collateral or any other property of such Grantor at any time during ordinary business hours upon reasonable notice.

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10.         The Collateral Agent’s Right to Perform Contracts, Exercise Rights, etc. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent (a) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could, (b) shall have the right to use any Grantor’s rights under Intellectual Property Licenses in connection with the enforcement of the Collateral Agent’s rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses, and (c) shall have the right to request that any Stock that is pledged hereunder be registered in the name of the Collateral Agent or any of its nominees.

11.         Collateral Agent Appointed Attorney-in-Fact. Each Grantor, on behalf of itself and each Subsidiary of such Grantor, hereby irrevocably appoints the Collateral Agent as the attorney-in-fact of such Grantor and each such Subsidiary solely for the purposes set forth in this section. In the event any Grantor or any such Subsidiary fails to execute or deliver in a timely manner any Transaction Document or other agreement, document, certificate or instrument which such Grantor or Subsidiary now or at any time hereafter is required to execute or deliver pursuant to the terms of the Indenture, Securities Purchase Agreement or any other Transaction Document, the Collateral Agent shall have full authority in the place and stead of such Grantor or such Subsidiary, and in the name of such Grantor, such Subsidiary or otherwise, to execute and deliver each of the foregoing. Without limitation of the foregoing, the Collateral Agent shall have full authority in the place and stead of each Grantor and each such Subsidiary, and in the name of any such Grantor, any such Subsidiary or otherwise, at such time as an Event of Default has occurred and is continuing, to take any action and to execute any instrument which the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a)          to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with any Collateral of such Grantor or such Subsidiary;

(b)          to receive and open all mail addressed to such Grantor or such Subsidiary and to notify postal authorities to change the address for the delivery of mail to such Grantor or such Subsidiary to that of the Collateral Agent;

(c)          to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(d)          to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or such Subsidiary or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;

(e)          to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor or such Subsidiary in respect of any Account of such Grantor or such Subsidiary;

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(f)          to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, customer lists, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor or such Subsidiary; and

(g)          the Collateral Agent shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks, Patents, Copyrights and Intellectual Property Licenses and, if the Collateral Agent shall commence any such suit, the appropriate Grantor or such Subsidiary shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all proper documents reasonably required by the Collateral Agent in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies, for itself and each of its Subsidiaries, all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. Such power-of-attorney granted pursuant to this Section 11 is coupled with an interest and shall be irrevocable until this Agreement is terminated.

12.         Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.

13.         Collateral Agent’s Duties; Bailee for Perfection. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent’s interests in the Collateral and shall not impose any duty upon the Collateral Agent in favor of any Grantor or any other Secured Party to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have any duty to any Grantor or any other Secured Party as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property.

14.         Collection of Accounts, General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuation of an Event of Default, the Collateral Agent may (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral have been assigned to the Collateral Agent or that the Collateral Agent has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral directly, and any collection costs and expenses shall constitute part of the Secured Obligations.

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15.         Disposition of Pledged Interests by the Collateral Agent. None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal, state or other securities laws of the United States or any other jurisdiction, and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, the Collateral Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal, state and other securities laws and sold on the open market. Each Grantor, therefore, agrees that: (a) if the Collateral Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, the Collateral Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that the Collateral Agent has handled the disposition in a commercially reasonable manner.

16.         Voting Rights.

(a)          Upon the occurrence and during the continuation of an Event of Default, (i) the Collateral Agent may, at its option, and with 2 Business Days prior notice to any Grantor, and in addition to all rights and remedies available to the Collateral Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests owned by such Grantor, but under no circumstances is the Collateral Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if the Collateral Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints the Collateral Agent as such Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner that the Collateral Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. Such power-of-attorney granted pursuant to this Section 16 is coupled with an interest and shall be irrevocable until this Agreement is terminated.

(b)          For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of the Collateral Agent, vote or take any consensual action with respect to such Pledged Interests which would materially or adversely affect the rights of the Collateral Agent exercising the voting rights owned by such Grantor or the value of the Pledged Interests.

17.         Remedies. Upon the occurrence and during the continuance of an Event of Default:

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(a)          The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Transaction Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, the Collateral Agent without any demand, advertisement, or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or by any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as the Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days notice to any Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)          The Collateral Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned by any Grantor or with respect to which any Grantor has rights under license, sublicense, or other agreements (but only to the extent (i) such license, sublicense or agreement does not prohibit such use by the Collateral Agent and (ii) such Grantor will not be in default under such license, sublicense, or other agreement as a result of such use by the Collateral Agent), as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of the Collateral Agent.

(c)          Any cash held by the Collateral Agent as Collateral and all proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in Section 18 hereof. In the event the proceeds of Collateral are insufficient for the Satisfaction in Full of the Secured Obligations (as defined below), each Grantor shall remain jointly and severally liable for any such deficiency.

(d)          Each Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing the Collateral Agent shall have the right to an immediate writ of possession without notice of a hearing. The Collateral Agent shall have the right to the appointment of a receiver for the properties and assets of each Grantor, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantor may have thereto or the right to have a bond or other security posted by the Collateral Agent.

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(e)          The Collateral Agent may, in addition to other rights and remedies provided for herein, in the other Transaction Documents, or otherwise available to it under applicable law and without the requirement of notice to or upon any Grantor or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), (i) with respect to any Grantor’s Deposit Accounts in which  the Collateral Agent’s Liens are perfected by control under Section 9-104 of the Code, instruct the bank maintaining such Deposit Account for the applicable Grantor to pay the balance of such Deposit Account to or for the benefit of the Collateral Agent, and (ii) with respect to any Grantor’s Securities Accounts in which the Collateral Agent’s Liens are perfected by control under Section 9-106 of the Code, instruct the securities intermediary maintaining such Securities Account for the applicable Grantor to (A) transfer any cash in such Securities Account to or for the benefit of the Collateral Agent, or (B) liquidate any financial assets in such Securities Account that are customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of the Collateral Agent.

18.         Application of Proceeds of Collateral. All proceeds of Collateral received by the Collateral Agent shall be applied in such order as the Collateral Agent shall elect, consistent with the provisions of the Collateral Agency Agreement.

19.         Remedies Cumulative. Each right, power, and remedy of the Collateral Agent as provided for in this Agreement or in any other Transaction Document or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Transaction Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Collateral Agent, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Collateral Agent of any or all such other rights, powers, or remedies. Each Grantor acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Collateral Agent and the other Secured Parties and that the remedy at law for any such breach may be inadequate. Each Grantor therefore agrees that, in the event of any breach or any threatened breach, the Collateral Agent shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

20.         Marshaling. The Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of any of the Collateral Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

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21.         Indemnity and Expenses.

(a)          Without limiting any obligations of Company under the Indenture and the Securities Purchase Agreement, each Grantor agrees to indemnify the Collateral Agent and the other Secured Parties from and against all claims, lawsuits and liabilities (including attorneys’ fees) arising out of or resulting from this Agreement (including enforcement of this Agreement) or any other Transaction Document, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement and the Transaction Documents and the Satisfaction in Full of the Secured Obligations.

(b)          Grantors, jointly and severally, shall, upon demand, pay to the Collateral Agent all of the costs and expenses which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Transaction Documents, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

22.         Merger, Amendments; Etc. THIS AGREEMENT, TOGETHER WITH THE OTHER TRANSACTION DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES SOLELY WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by each Grantor and the Collateral Agent.

23.         Addresses for Notices. All notices and other communications provided for hereunder (a) shall be given in the form and manner set forth in the Securities Purchase Agreement and (b) shall be delivered, (i) in the case of notice to any Grantor, by delivery of such notice to the Company at the Company’s address set forth below or at such other address as shall be designated by the Company in a written notice to the Collateral Agent, and (ii) in the case of notice to the Collateral Agent, by delivery of such notice to the Collateral Agent at its address set forth below or at such other address as shall be designated by the Collateral Agent in a written notice to the Company:

If to the Company:

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Vringo, Inc.

780 Third Avenue, 12th Floor

New York, NY 10017

Telephone: (646) 532-6778
E-mail: Exec@vringoinc.com
Attention: Andrew Perlman

With a copy (for informational purposes only) to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

Chrysler Center

666 Third Avenue

New York, NY 10017

Telephone: 212-692-6768
E-mail: krkoch@mintz.com
Attention: Kenneth R. Koch

If to the Collateral Agent:

Iroquois Master Fund Ltd.

205 East 42nd Street – 20th Floor

New York, NY 10017

Telephone: 212-974-3070

Fascimile: 347-408-0969

Attention: Josh Silverman

With a copy (for informational purposes only) to:

Lowenstein Sandler LLP

1251 Avenue of the Americas

New York, New York 10020

Telephone: 646-414-6846

Facsimile: 973-597-2383

Attention: John D. Hogoboom

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24.         Continuing Security Interests; Assignments under Transaction Documents. This Agreement shall create a continuing security interest in the Collateral in favor of the Collateral Agent and shall (a) remain in full force and effect until Satisfaction in Full of the Secured Obligations, (b) be binding upon each of Grantors, and their respective permitted successors and permitted assigns, and (c) inure to the benefit of, and be enforceable by, the Collateral Agent and the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Collateral Agent and any Secured Party may, in accordance with the provisions of the Transaction Documents, assign or otherwise transfer all or any portion of its rights and obligations under the Transaction Documents to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Collateral Agent and the Secured Parties herein or otherwise. Upon Satisfaction in Full of the Secured Obligations, the Security Interests granted hereby shall terminate and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto. At such time, the Collateral Agent will authorize the filing of appropriate termination statements to terminate such Security Interests. No transfer or renewal, extension, assignment, or termination of this Agreement or any other Transaction Document, or any other instrument or document executed and delivered by any Grantor to the Collateral Agent nor any additional loans made by any Secured Party to any Grantor, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by any Secured Party, nor any other act of Secured Parties, or any of them, shall release any of Grantors from any obligation, except a release or discharge executed in writing by the Collateral Agent. the Collateral Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by the Collateral Agent and then only to the extent therein set forth. A waiver by the Collateral Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which the Collateral Agent would otherwise have had on any other occasion.

25.         Governing Law; Jurisdiction; Service of Process; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper; provided, however, any suit seeking enforcement against any Collateral or other property may be brought, at the Collateral Agent’s option, in the courts of any jurisdiction where the Collateral Agent elects to bring such action or where such Collateral or other property may be found. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Without limitation of the foregoing, each Grantor other than the Company hereby irrevocably appoints the Company as such Grantor’s agent for purposes of receiving and accepting any service of process hereunder or under any of the other Security Documents. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH GRANTOR HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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26.         New Subsidiaries. If pursuant to any Transaction Documents certain Subsidiaries of the Company are required to enter into this Agreement, such Subsidiary shall execute and deliver in favor of Collateral Agent a Joinder to this Agreement in substantially the form of Exhibit D. Upon the execution and delivery of Exhibit D by any such Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

27.         Miscellaneous.

(a)          This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Security Document mutatis mutandis.

(b)          Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(c)          Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

(d)          The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(e)          The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. For clarification purposes, the Recitals are part of this Agreement.

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(f)          Unless the context of this Agreement or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Transaction Document refer to this Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Transaction Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Transaction Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). “Satisfaction in Full of the Secured Obligations” shall mean the indefeasible payment in full in cash and discharge, or other satisfaction in accordance with the terms of the Transaction Documents and discharge, of all Secured Obligations in full. Any reference herein to any Person shall be construed to include such Person’s permitted successors and permitted assigns. Any requirement of a writing contained herein or in any other Transaction Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

(g)          All dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Note, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation (it being understood and agreed that where an amount is calculated with reference to, or over, a period of time, the date of calculation shall be the final date of such period of time).

[signature pages follow]

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IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTORS:	VRINGO, INC., a Delaware corporation

By:

Name:

Title:

SECURITY AGREEMENT

COLLATERAL AGENT:	IROQUOIS MASTER FUND LTD.

By:
Name: Joshua Silverman
Title: Authorized Signatory

SECURITY AGREEMENT

EXHIBIT A

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made this [___] day of May 2015, by the Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), in favor of Iroquois Master Fund, L.P., in its capacity as collateral agent (in such capacity the “Collateral Agent”) for the Secured Parties as defined in the below-described Security Agreement.

RECITALS

WHEREAS, pursuant to that certain (i) Indenture, dated as of May 4, 2015 by and between Vringo, Inc. (the “Company”) and Computershare Trust Company, N.A. (the “Trustee”), as may be amended or supplemented from time to time, including without limitation, by any Supplemental Indenture (as defined in the Securities Purchase Agreement) (the “Indenture”) and (ii) Securities Purchase Agreement, dated as of May 4, 2015 (as may be amended, restated, supplemented, or otherwise modified from time to time, including all schedules thereto, collectively, the “Securities Purchase Agreement”), by and among the Company and the Secured Parties, Company has agreed to sell, and the Secured Parties have each agreed to purchase, severally and not jointly, certain Notes and Warrants;

WHEREAS, in order to induce each of the Secured Parties to purchase, severally and not jointly, the Notes and Warrants as provided for in the Indenture and the Securities Purchase Agreement, Grantors have executed and delivered to the Collateral Agent that certain Security Agreement of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to the Collateral Agent this Copyright Security Agreement.

AGREEMENTS

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1.          DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.

2.          GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL. Each Grantor hereby grants to the Collateral Agent a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Copyright Collateral”):

(a)          all of each Grantor’s Copyrights and Copyright Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

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(b)          all reissues, continuations or extensions of the foregoing; and

(c)          all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any Copyright or any Copyright licensed under any Intellectual Property License.

3.          SECURITY FOR OBLIGATIONS. This Copyright Security Agreement and the Security Interests created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to the Secured Parties, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.          SECURITY AGREEMENT. The security interests granted pursuant to this Copyright Security Agreement are granted in conjunction with the security interests granted to the Collateral Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to its security interests in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

5.          AUTHORIZATION TO SUPPLEMENT. To the extent required under the Security Agreement, Grantors shall give the Collateral Agent prompt notice in writing of any additional copyright registrations or applications therefor after the date hereof. Grantors hereby authorize the Collateral Agent unilaterally to modify this Agreement by amending Schedule I to include any future registered copyrights or applications therefor of Grantors. Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from the Collateral Agent‘s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.          COUNTERPARTS. This Copyright Security Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof. In proving this Copyright Security Agreement or any other Transaction Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.

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7.          CONSTRUCTION. Unless the context of this Copyright Security Agreement or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Copyright Security Agreement or any other Transaction Document refer to this Copyright Security Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Copyright Security Agreement or such other Transaction Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Copyright Security Agreement unless otherwise specified. Any reference in this Copyright Security Agreement or in any other Transaction Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s permitted successors and permitted assigns. Any requirement of a writing contained herein or in any other Transaction Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein. The language used in this Copyright Security Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. For clarification purposes, the Recitals are part of this Copyright Security Agreement.

[signature pages follow]

2

IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	VRINGO, INC., a Delaware corporation

By:

Name:

Title:

COPYRIGHT SECURITY AGREEMENT

EXHIBIT B

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this [___] day of May 2015, by the Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), in favor of Iroquois Master Fund, L.P., in its capacity as collateral agent (in such capacity the “Collateral Agent”) for the Secured Parties as defined in the below-described Security Agreement.

RECITALS

WHEREAS, pursuant to that certain (i) Indenture, dated as of May 4, 2015, by and between Vringo, Inc. (the “Company”) and Computershare Trust Company, N.A. (the “Trustee”), as may be amended or supplemented from time to time, including without limitation, by any Supplemental Indenture (as defined in the Securities Purchase Agreement) (the “Indenture”) and (ii) Securities Purchase Agreement, dated as of May 4, 2015 (as may be amended, restated, supplemented, or otherwise modified from time to time, including all schedules thereto, collectively, the “Securities Purchase Agreement”), by and among the Company and the Secured Parties, Company has agreed to sell, and the Secured Parties have each agreed to purchase, severally and not jointly, certain Notes and Warrants;

WHEREAS, in order to induce each of the Secured Parties to purchase, severally and not jointly, the Notes and Warrants as provided for in the Indenture and the Securities Purchase Agreement, Grantors have executed and delivered to the Collateral Agent that certain Security Agreement of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to the Collateral Agent this Patent Security Agreement.

AGREEMENTS

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1.          DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.

2.          GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby grants to the Collateral Agent a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Patent Collateral”):

(a)          all of its Patents and Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

(b)          all reissues, continuations or extensions of the foregoing; and

(c)          all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Intellectual Property License.

3.          SECURITY FOR OBLIGATIONS. This Patent Security Agreement and the Security Interests created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Secured Parties, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.          SECURITY AGREEMENT. The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to the Collateral Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to their respective security interests in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

5.          AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Patent Security Agreement shall automatically apply thereto. To the extent required under the Security Agreement, Grantors shall give prompt notice in writing to the Collateral Agent with respect to any such new patent rights. Without limiting each Grantor’s obligations under this Section 5, Grantors hereby authorize the Collateral Agent unilaterally to modify this Agreement by amending Schedule I to include any such new patent rights of Grantors. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from the Collateral Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.          COUNTERPARTS. This Patent Security Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof. In proving this Patent Security Agreement or any other Transaction Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.

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7.          CONSTRUCTION. Unless the context of this Patent Security Agreement or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Patent Security Agreement or any other Transaction Document refer to this Patent Security Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Patent Security Agreement or such other Transaction Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Patent Security Agreement unless otherwise specified. Any reference in this Patent Security Agreement or in any other Transaction Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s permitted successors and permitted assigns. Any requirement of a writing contained herein or in any other Transaction Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein. The language used in this Patent Security Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. For clarification purposes, the Recitals are part of this Patent Security Agreement.

[signature pages follow]

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IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	VRINGO, INC., a Delaware corporation

By:

Name:

Title:

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EXHIBIT C

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this [___] day of May 2015 by the Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), in favor of Iroquois Master Fund, L.P., in its capacity as collateral agent (in such capacity the “Collateral Agent”) for the Secured Parties as defined in the below-described Security Agreement.

RECITALS

WHEREAS, pursuant to that certain (i) Indenture, dated as of May 4, 2015, by and between Vringo, Inc. (the “Company”) and Computershare Trust Company, N.A. (the “Trustee”), as may be amended or supplemented from time to time, including without limitation, by any Supplemental Indenture (as defined in the Securities Purchase Agreement) (the “Indenture”) and (ii) Securities Purchase Agreement, dated as of May 4, 2015 (as may be amended, restated, supplemented, or otherwise modified from time to time, including all schedules thereto, collectively, the “Securities Purchase Agreement”), by and among the Company and the Secured Parties, Company has agreed to sell, and the Secured Parties have each agreed to purchase, severally and not jointly, certain Notes and Warrants;

WHEREAS, in order to induce each of the Secured Parties to purchase, severally and not jointly, the Notes and Warrants as provided for in the Indenture and the Securities Purchase Agreement, Grantors have executed and delivered to the Collateral Agent that certain Security Agreement of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to the Collateral Agent this Trademark Security Agreement.

AGREEMENTS

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1.          DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.

2.          GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby grants to the Collateral Agent a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Trademark Collateral”):

(a)          all of its Trademarks and Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

(b)          all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and other General Intangibles with respect to the foregoing;

(c)          all reissues, continuations or extensions of the foregoing;

(d)          all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and

(e)          all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademark licensed under any Intellectual Property License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Intellectual Property License.

3.          SECURITY FOR OBLIGATIONS. This Trademark Security Agreement and the Security Interests created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Secured Parties, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.          SECURITY AGREEMENT. The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to the Collateral Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to their respective security interests in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

5.          AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. To the extent required under the Security Agreement, Grantors shall give prompt notice in writing to the Collateral Agent with respect to any such new trademarks or renewal or extension of any trademark registration. Without limiting each Grantor’s obligations under this Section 5, Grantors hereby authorize the Collateral Agent unilaterally to modify this Agreement by amending Schedule I to include any such new trademark rights of Grantors. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from the Collateral Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

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6.          COUNTERPARTS. This Trademark Security Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof. In proving this Trademark Security Agreement or any other Transaction Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.

7.          CONSTRUCTION. Unless the context of this Trademark Security Agreement or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Trademark Security Agreement or any other Transaction Document refer to this Trademark Security Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Trademark Security Agreement or such other Transaction Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Trademark Security Agreement or in any other Transaction Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s permitted successors and permitted assigns. Any requirement of a writing contained herein or in any other Transaction Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein. The language used in this Trademark Security Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. For clarification purposes, the Recitals are part of this Trademark Security Agreement.

[signature pages follow]

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IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	VRINGO, INC., a Delaware corporation

By:

Name:

Title:

Annex I - 1

EXHIBIT D

SECURITY AGREEMENT FORM OF JOINDER

Joinder No. ____ (this "Joinder"), dated as of ____________ 20___, to the Security Agreement, dated as of May [__], 2015 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the "Security Agreement”) by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, "Grantors" and each, individually, a "Grantor") and Iroquois Master Fund, L.P., as collateral agent for the Secured Parties.

WITNESSETH:

WHEREAS, pursuant to that certain (i) Indenture, dated as of May 4, 2015, by and between Vringo, Inc. (the “Company”) and Computershare Trust Company, N.A. (the “Trustee”), as may be amended or supplemented from time to time, including without limitation, by any Supplemental Indenture (as defined in the Securities Purchase Agreement) (the “Indenture”) and (ii) Securities Purchase Agreement, dated as of May 4, 2015 (as may be amended, restated, supplemented, or otherwise modified from time to time, including all schedules thereto, collectively, the “Securities Purchase Agreement”), by and among the Company and the Secured Parties the Company agreed to sell, and the Secured Parties agreed to purchase, severally and not jointly, certain Notes and Warrants;

WHEREAS, pursuant to Section 26 of the Security Agreement certain Subsidiaries of the Company, must execute and deliver certain Transaction Documents, including a Guaranty and the Security Agreement, and the joinder to the Security Agreement by the undersigned new Grantor or Grantors (collectively, the "New Grantors") may be accomplished by the execution of this Joinder in favor of Collateral Agent, for the benefit of the Secured Parties; and

WHEREAS, each New Grantor (a) is a Subsidiary of the Company and, as such, will benefit by virtue of the financial accommodations extended to the Company by the Secured Parties and (b) by becoming a Grantor will benefit from certain rights granted to the Grantors pursuant to the terms of the Transaction Documents;

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

1.          In accordance with Section 26 of the Security Agreement, each New Grantor, by its signature below, becomes a "Grantor" under the Security Agreement with the same force and effect as if originally named therein as a "Grantor" and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a "Grantor" thereunder and (b) represents and warrants that the representations and warranties made by it as a "Grantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the foregoing, each New Grantor hereby unconditionally grants, assigns, and pledges to Collateral Agent, for the benefit of the Secured Parties, to secure the Secured Obligations, a separate, continuing security interest in in substantially all of the assets of such Grantor in the United States (excluding Real Property) whether now owned or hereafter acquired or arising and wherever located (collectively, the “Collateral”). Each reference to a "Grantor" in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is incorporated herein by reference.

2.          Schedule 1, "Commercial Tort Claims", Schedule 2, "Copyrights", Schedule 3, "Intellectual Property Licenses", Schedule 4, "Patents", Schedule 5, "Pledged Companies", Schedule 6, "Trademarks", Schedule 7, “Real Property”, Schedule 8, "List of Uniform Commercial Code Filing Jurisdictions", and Schedule 9, “Deposit Accounts and Securities Accounts, attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7, Schedule 8, and Schedule 9 respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement.

3.          Each New Grantor authorizes the Collateral Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each New Grantor also hereby ratifies any and all financing statements or amendments previously filed by the Collateral Agent in any jurisdiction.

4.          Each New Grantor represents and warrants to Notes Agent and the Purchaser Group that this Joinder has been duly executed and delivered by such New Grantor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

5.          This Joinder is a Transaction Document. This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Joinder. Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder. Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.

6.          The Security Agreement, as supplemented hereby, shall remain in full force and effect.

7.          THIS JOINDER SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

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IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Guaranty and Security Agreement to be executed and delivered as of the day and year first above written.

NEW GRANTORS:	[NAME OF NEW GRANTOR]

By:

Name:

Title:

[NAME OF NEW GRANTOR]

By:

Name:

Title:

COLLATERAL AGENT:	Iroquois Master Fund, L.P.,

By:

Name:

Title: